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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2003


                              Quanta services, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      1-13831                                            74-2851603
(Commission File No.)                         (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this Current Report on Form 8-K:

         Exhibit No.              Exhibit
         -----------              -------

         99.1                     Press Release of Quanta Services Inc. dated
                                  November 13, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 13, 2003, Quanta issued a press release announcing its earnings for the third quarter of fiscal year 2003. A copy of the press release is furnished herewith as an exhibit.

         The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 13, 2003
                                    QUANTA SERVICES, INC.


                                    By: /s/ DANA A. GORDON
                                        ---------------------------------------
                                       Name:   Dana A. Gordon
                                       Title:  Vice President - General Counsel

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                                  Exhibit Index


Exhibit No.              Exhibit
-----------              -------

  99.1                   Press Release of Quanta Services Inc. dated
                         November 13, 2003